Helping Build Illinois—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Illinois

111 Projects	$1.6B Invested or Allocated	$3.0B Total Development Cost	31.2M Hours of Union Construction Work	20,966 Housing Units Created or Preserved

$5.9B	33,021	$2.3B	$264.7M	69%

Total Economic	Total Jobs Across	Total Wages	State and Local Tax	Percent Affordable
Impact	Industries	and Benefits	Revenue Generated

PROJECT PROFILE:

SOUTHERN HILLS/ORLANDO

The HIT provided $21.8 million in funding for the $40.9 million moderate rehabilitation of the Southern Hills and Orlando apartments in Decatur. The project will rehabilitate 212 units (100% affordable) and create an estimated 109,000 hours of union construction work.

PROJECT PROFILE:

METRO 19 APARTMENTS

The HIT provided $65.9 million in financing for the $77.1 million new construction of the 295-unit project in Roselle. This project will create an estimated 570,480 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Helping Build Illinois —The Union Way	MARCH 2022

Villas at Crystal Lake—Swansea	Altgeld Family Resource Center—Chicago	Evanston Senior Redevelopment—Evanston
(Building America)

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, Secretary-Treasurer, Chicago and Cook County

    Building Construction Trades Councill

HIGHLIGHTS OF ILLINOIS INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Circle Park Apartments	Chicago	$84,895,000	$163,806,449	292,010
Evanston Senior Redevelopment	Evanston	$3,400,000	$24,164,944	281,520
Gateway Apartments	Chicago	$43,500,000	$50,352,486	382,510
Heiwa Terrace Apartments	Chicago	$28,500,000	$68,414,801	396,710
Liberty Meadows Estates, Phase II	Joliet	$2,100,000	$8,126,827	82,610
Metro 19 Apartments	Roselle	$65,928,000	$77,098,874	570,480
Morningside Court Apartments	Chicago	$28,700,000	$56,425,536	105,240
Northpoint Apartments	Chicago	$68,984,000	$86,804,801	226,220
Parkway Lakeside	O’Fallon	$26,094,000	$28,160,111	295,180
Southern Hills/Orlando	Decatur	$21,810,000	$40,873,063	109,000

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com